SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 1999

                            THE PENN TRAFFIC COMPANY
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             (Exact name of registrant as specified in its charter)

   Delaware                         1-9930                      25-0716800
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

1200 State Fair Boulevard, Syracuse, New York                   13221-4737
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (315) 457-9460
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Item 5.  OTHER EVENTS

         On June 29, 1999 (the "Effective Date"), pursuant to an order of the United States Bankruptcy Court for the District of Delaware entered on May 27, 1999 confirming the Joint Plan of Reorganization (the "Plan") of The Penn Traffic Company (the "Company") and certain of its subsidiaries, the Company consummated its Plan. The Company's press release announcing the consummation of the Plan is attached hereto as exhibit 99.1.

         Pursuant to the Plan, previously filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated May 27, 1999, the Company's Informal Noteholders Committee added the following seven (7) members to the Company's Board of Directors: Peter Zurkow (Chairman), Byron Allumbaugh, Kevin P. Collins, Thomas W. Harberts, Gabriel Nechamkin, Lief Rosenblatt and Mark Sonnino. Gary D. Hirsch, (Chairman of the Executive Committee), Martin A. Fox (Vice Chairman of the Executive Committee) and Joseph V. Fisher (President and Chief Executive Officer) continue as directors of the Company. After the Effective Date, the holders of the new common stock will be entitled to elect all of the directors of the Company.

         On the Effective Date, the Company also entered into a $320 million Revolving Credit and Term Loan Credit Facility with a syndicate of lenders lead by Fleet Capital Corporation, as Administrative Agent and a related Collateral and Security Agreement, each of which are attached hereto as exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference thereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         10.1 Revolving Credit and Term Loan Agreement, dated as of June 29, 1999, by and among the Company, certain subsidiaries of the Company, the several lenders from time to time party thereto, and Fleet Capital Corporation, as Administrative Agent, GMAC Business Credit LLC, as Documentation Agent and AmSouth Bank and Bank of America, NT&SA, as co-agents.

         10.2 Collateral and Security Agreement, dated as of June 29, 1999, made by the Company and certain of its subsidiaries in favor of Fleet Capital Corporation, as Collateral Agent.

         99.1 Press Release, dated June 29, 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE PENN TRAFFIC COMPANY


Date: July 14, 1999                 By: /s/  Martin A. Fox
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                                        Name:  Martin A. Fox
                                        Title: Vice Chairman of the
                                               Executive Committee and
                                               Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number                                          Exhibit
------                                          -------
10.1 Revolving Credit and Term Loan Agreement, dated as of June 29, 1999, by and among the Company, certain subsidiaries of the Company, the several lenders from time to time party thereto, and Fleet Capital Corporation, as Administrative Agent, GMAC Business Credit LLC, as Documentation Agent and AmSouth Bank and Bank of America, NT&SA, as co-agents.

10.2 Collateral and Security Agreement, dated as of June 29, 1999, made by the Company and certain of its subsidiaries in favor of Fleet Capital Corporation, as Collateral Agent.

99.1                       Press Release, dated June 29, 1999.